Fees Summary	Mar. 13, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 18,285,000.00
Previously Paid Amount	2,525.15
Total Fee Amount	2,525.15
Total Offset Amount	0.00
Net Fee	$ 0.00